UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2018 (April 19, 2018)

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Silver Bull Resources, Inc. (the "Company") held its annual general meeting of shareholders (the "Meeting") on April 19, 2018.  At the Meeting, three proposals were submitted to the shareholders for approval as set forth in the Company's definitive proxy statement filed with the SEC on February 23, 2018. As of the record date, February 22, 2018, a total of 200,597,342 shares of Silver Bull common stock were outstanding and entitled to vote.  In total, 97,611,450 shares of Silver Bull common stock were present in person or represented by proxy at the Meeting, which represented approximately 48.66% of the shares outstanding and entitled to vote as of the record date.
At the Meeting, shareholders approved each of the three proposals that were submitted, electing the slate of four persons to the Company's Board of Directors, ratifying and approving Smythe LLP as the Company's independent registered public accounting firm, and approving, by non-binding advisory vote, the compensation of the Company's named executive officers. In connection with the election of directors and with the non-binding advisory vote on executive compensation, there were a total of 50,035,787 broker non-votes. The votes on the proposals were cast as set forth below:
1. Proposal No. 1 – Election of Directors.  The shareholders elected the entire slate of directors presented to the shareholders.  As a result, the Company's Board of Directors consists of the four persons elected at the Meeting.
Name	For	Withheld
Timothy Barry	45,785,204	1,790,459
Brian Edgar	46,277,904	1,297,759
Daniel Kunz	46,233,954	1,341,709
John McClintock	46,235,954	1,339,709

2. Proposal No. 2 – Ratification and approval of the appointment of Smythe LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2018.
For	Against	Abstain
91,342,467	2,251,299	4,017,684

3. Proposal No. 3 – Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers.
For	Against	Abstain
44,009,961	3,016,841	548,861

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 24, 2018

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
	Name:	Sean Fallis
	Title:	Chief Financial Officer